UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2023

FAZE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40083	84-2081659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 N. Cahuenga Blvd. Los Angeles, CA	90038
(Address of principal executive offices)	(Zip Code)

(818) 688-6373

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FAZE	The Nasdaq Stock Market
Warrants, each whole warrant exercisable for one share of common stock	FAZEW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

FaZe Holdings Inc. (the “Company”) held its reconvened 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on July 10, 2023. As of April 18, 2023, the record date for the Annual Meeting, there were 75,119,027 shares of common stock issued and outstanding, and entitled to vote at the Annual Meeting, 63.5% of which were represented in person via live webcast or by proxy at the Annual Meeting, constituting a quorum to conduct business.

At the Annual Meeting, the Company’s stockholders voted on the following three proposals:

Proposal 1: To elect the two Class I director nominees named in the Company’s Proxy Statement, filed with the U.S. Securities and Exchange Commission on May 1, 2023, to serve until the 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. Each nominee for director was elected by a vote of the stockholders as follows:

	For	Withhold	Broker Non-Votes
Mickie Rosen	34,475,930	592,645	12,659,919
Ross Levinsohn	34,487,767	580,808	12,659,919

Proposal 2: To adopt and approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding shares of common stock at a reverse stock split ratio of 1-for-20 or 1-for-30, as determined by the Company’s Board of Directors (the “Board”) at a later date. The proposal was approved by a vote of the stockholders as follows:

For	41,538,094
Against	5,732,428
Abstain	457,972

If the Board proceeds with the reverse stock split at any time prior first anniversary of the Annual Meeting, the Company will effectuate the amendment of the Company’s Second Amended and Restated Certificate of Incorporation by filing the certificate of amendment, in the form attached as Appendix A to the Proxy Statement, with the Delaware Secretary of State. The exact timing for selection of the reverse stock split ratio and the effective date of the reverse stock split will be determined by the Board based upon its evaluation as to when such action will be most advantageous to the Company and its stockholders. The Board may delay or abandon the reverse stock split at any time prior to the effective time of the reverse stock split, if the Board determines that the reverse stock split is no longer in the best interests of the Company or its stockholders.

Proposal 3: To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The proposal was approved by a vote of the stockholders as follows:

For	47,155,260
Against	245,031
Abstain	328,203

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAZE HOLDINGS INC.

Date: July 10, 2023	By:	/s/ Lee Trink
		Name:	Lee Trink
		Title:	Chief Executive Officer

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